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SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 7, 2002

YOUNG BROADCASTING INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-25042 (Commission File No.)	13-3339681 (IRS Employer Identification No.)

599 Lexington Avenue
New York, New York 10022
(Address of principal executive offices)

        Registrant's telephone number: (212) 754-7070

Item 5.    Other Events

        On November 7, 2002, Young Broadcasting Inc. (the "Company") issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2002. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.    Exhibits

Exhibit No.	Description
99.1	Press Release dated November 7, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Young Broadcasting Inc.
Date: November 19, 2002	By:	/s/ JAMES A. MORGAN James A. Morgan Executive Vice President

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FORM 8-K
SIGNATURES